                                                                          FORM 1

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Communications Corporation        CHAPTER 11
                                             )           Case No.01-25013 DK
                                             )
                                             )           DEPOSIT/INVESTMENT
                       Debtor(s)             )           ACCOUNT REPORT

A report  must be filed for each account or investment maintained by the debtor(s)/trustee.
--------------------------------------------------------------------------------
Account Name:          Operating/Management Account
--------------------------------------------------------------------------------
Account Number:        878-07582
--------------------------------------------------------------------------------
Signatories:           R. Mukunda, P. Maniyar, S. Pai, J. Selvaraj
--------------------------------------------------------------------------------
Name of Depository:    Merrill Lynch Bank
--------------------------------------------------------------------------------
Address of Depository: 101 Arrandale Blvd., Exton, PA  19341
--------------------------------------------------------------------------------
Telephone Number:      610-594-1186
--------------------------------------------------------------------------------
Person to Contact:     Scott Wisman
--------------------------------------------------------------------------------

TYPE OF ACCOUNT:
                       General Checking       X
                       Payroll
                       Tax/Special Escrow
                       Savings/CDs
                       Other: (specify)

TYPE OF INVESTMENT:
                       Mutual Fund
                       Stock
                       Treasuries
                       Other: (specify)

Yes_____/No__X____ The deposit is fully insured or guaranteed by the United
States or a department, agency, or Instrumentality of the United States, or backed by the full faith and credit of the United States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing
Each of the Debtors to Maintain Its Existing Cash Management System, Banking
Accounts, and Investment Practices, the Debtors are authorized to invest and deposit their estates’ money in accordance with the Investment Practices
(as defined in the Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy Code or the US Trustee’s Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated
above, the debtor(s)/trustee agrees to immediately notify the United States
Trustee.

Date: February 12, 2002         /s/ Prabhav V. Maniyar
                                       Debtor/Trustee

                                                                          FORM 1
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Communications Corporation           CHAPTER 11
                                                   )        Case No.01-25013 DK
                                                   )
                                                   )       DEPOSIT/INVESTMENT
                          Debtor(s)                )       ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
--------------------------------------------------------------------------------
Account Name:             Institutional Fund
--------------------------------------------------------------------------------
Account Number:           318-3250070-1
--------------------------------------------------------------------------------
Signatories:              R. Mukunda, P. Maniyar, S. Pai, J. Selvaraj
--------------------------------------------------------------------------------
Name of Depository:       Merrill Lynch Bank
--------------------------------------------------------------------------------
Address of Depository:    101 Arrandale Blvd., Exton, PA  19341
--------------------------------------------------------------------------------
Telephone Number:         610-594-1186
--------------------------------------------------------------------------------
Person to Contact:        Scott Wisman
--------------------------------------------------------------------------------

TYPE OF ACCOUNT:
                          General Checking
                          Payroll
                          Tax/Special Escrow
                          Savings/CDs    X
                          Other: (specify)

TYPE OF INVESTMENT:
                          Mutual Fund
                          Stock
                          Treasuries
                          Other: (specify)

Yes_____/No__X____ The deposit is fully insured or guaranteed by the United
States or a department, agency, or Instrumentality of the United States, or backed by the full faith and credit of the United States. (1)

(1) Pursuant to the Order entered on December 26, 2001, Authorizing
Each of the Debtors to Maintain Its Existing Cash Management System, Banking
Accounts, and Investment Practices, the Debtors are authorized to invest and deposit their estates’ money in accordance with the Investment Practices
(as defined in the Order) or commercially comparable practices, notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy Code or the US Trustee’s Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/trustee agrees to immediately notify the United
States Trustee.

Date: February 12, 2002          /s/  Prabhav V. Maniyar
                                         Debtor/Trustee

                                                                          FORM 1
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:Startec Global Communications Corporation            CHAPTER 11
                                                   )       Case No.01-25013 DK
                                                   )
                                                   )       DEPOSIT/INVESTMENT
                          Debtor(s)                )       ACCOUNT REPORT

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
--------------------------------------------------------------------------------
Account Name:             Escrow Account (GST)
--------------------------------------------------------------------------------
Account Number:               8072000396
--------------------------------------------------------------------------------
Signatories:              R. Mukunda, P. Maniyar, S. Pai, J. Selvaraj, T. Bowers
--------------------------------------------------------------------------------
Name of Depository:       First Union National Bank
--------------------------------------------------------------------------------
Address of Depository:    1525 West W.T. Harris Blvd
                          Charlotte, NC 28288-1151
--------------------------------------------------------------------------------
Telephone Number:         804-343-6067
--------------------------------------------------------------------------------
Person to Contact:        Pat Welling
--------------------------------------------------------------------------------

TYPE OF ACCOUNT:
                          General Checking
                          Payroll
                          Tax/Special Escrow        X
                          Savings/CDs
                          Other: (specify Collections for credit card payments

TYPE OF INVESTMENT:
                          Mutual Fund
                          Stock
                          Treasuries
                          Other: (specify)

Yes_____/No__X____ The deposit is fully insured or guaranteed by the United
States or a department, agency, or Instrumentality of the United
States, or backed by the full faith and credit of the United States.

(1) Pursuant to the Order entered on December 26, 2001,  Authorizing
Each of the Debtors to Maintain Its Existing  Cash  Management  System,  Banking
Accounts,  and  Investment  Practices,  the Debtors are authorized to invest and deposit their  estates’  money in accordance with the Investment  Practices
(as defined in the Order) or commercially comparable practices,  notwithstanding that such practices may not strictly comply with the requirements of Section 345 of the Bankruptcy Code or the US Trustee’s Operating Guidelines.

At such time as the deposit is no longer fully insured or guaranteed as stated above, the debtor(s)/ trustee agrees to immediately notify the
United States Trustee.

Date: February 12, 2002                /s/  Prabhav V. Maniyar
                                               Debtor/Trustee

                                                                          FORM 2

                  DEBTOR-IN-POSSESSION STATEMENT OF DEPOSITORY
                  AND AUTHORIZATION FOR RELEASE OF INFORMATION

TO:     United States Trustee
        6305 Ivy Lane, Suite 600
        Greenbelt, Maryland 20770

RE:     Startec Global Communications Corporation

d/b/a:  ________________________________________

Case No. 01-25013 DK

This will confirm that the above referenced Debtor in Possession has maintained or established the following account(s) at Merrill Lynch Bank, that said account(s) have been designated as Debtor in Possession and are federally insured.

All Open and Closed accounts at this depository are as follows:

ACCOUNT NUMBER           ACCOUNT TYPE                              BALANCE/DATE
--------------           ------------                              ------------
878-07582                Operating/Management Account               12/31/2001
318-3250070-1            Institutional Fund                         12/31/2001

I hereby  authorize the release to the United States Trustee of any  information and for copies of documents pertaining to funds or accounts that are property of the above-referenced  bankruptcy estate,  including, but not limited to checking accounts, savings accounts, trust, and investment accounts.

This form is to be  completed  and signed by the  depository  and debtor and the original returned to the Office of the United States Trustee.

/s/  Prabhav V. Maniyar           _______________________________________
Debtor Signature                         Bank Authority Signature

Prabhav Maniyar,
Chief Financial Officer           _______________________________________
Print Name and Title                     Print Name and Title

February 12, 2002                 _______________________________________
Date                                     Address

                                         _______________________________________
                                         Telephone No./Fax No.

                                                                          FORM 2
                                                                       Continued

                  DEBTOR-IN-POSSESSION STATEMENT OF DEPOSITORY
                  AND AUTHORIZATION FOR RELEASE OF INFORMATION

TO:     United States Trustee
        6305 Ivy Lane, Suite 600
        Greenbelt, Maryland 20770

RE:     Startec Global Communications Corporation

d/b/a:  ________________________________________

Case No. 01-25013 DK

This will confirm that the above referenced Debtor in Possession has maintained or established the following account(s) at First Union Bank, that said account(s) have been designated as Debtor in Possession and are federally insured.

All Open and Closed accounts at this depository are as follows:

ACCOUNT NUMBER            ACCOUNT TYPE                              BALANCE/DATE
--------------            ------------                              ------------
8072000396                Escrow Account (GST)                       12/31/2001

I hereby  authorize the release to the United States Trustee of any  information and for copies of documents pertaining to funds or accounts that are property of the above-referenced  bankruptcy estate,  including, but not limited to checking accounts, savings accounts, trust, and investment accounts.

This form is to be completed and signed by the depository and debtor and the original returned to the Office of the United States Trustee.

/s/   Prabhav V. Maniyar          _______________________________________
Debtor Signature                         Bank Authority Signature

Prabhav Maniyar,
Chief Financial Officer           _______________________________________
Print Name and Title                     Print Name and Title

February 12, 2002                 _______________________________________
Date                                     Address

                                         _______________________________________
                                         Telephone No./Fax No.

                                                                          FORM 3

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Communications Corporation             CHAPTER 11
                                                      )      Case No.01-25013 DK
                                                      )
                                                      )      INSURANCE REPORT
                               Debtor(s)              )

A report must be filed for each account or investment maintained by the debtor(s)/trustee.

--------------------------------------------------------------------------------
Insuring Company:              The Hartford Company
--------------------------------------------------------------------------------
Policy Number:                 42 UUN UA3899
--------------------------------------------------------------------------------
Type of Coverage:              Special Multi-Flex
--------------------------------------------------------------------------------
Amount (Limits) of             $1,000,000
Coverage:
--------------------------------------------------------------------------------
Policy Term:                   From  10/1/01  To 10/1/02
--------------------------------------------------------------------------------
Name, Address and              Kundra Insurance Agency
Telephone Number of Local      P.O. Box 889
Local Agent:                   Centreville, VA  20122
                               (703) 222-3672
--------------------------------------------------------------------------------

             By signing below, the debtor agrees to the following:

A Copy of the policy, declaration page, and paid receipt is
attached as Exhibit "A".

The debtor agrees to immediately submit an updated Insurance Report to the
United States Trustee's office upon the event of any change, renewal, or lapse of coverage.

 Date: February 12, 2002                      /s/ Prabhav V. Maniyar
                                                   Debtor/Trustee

                                                                          FORM 3
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Communications Corporation             CHAPTER 11
                                                      )      Case No.01-25013 DK
                                                      )
                                                      )      INSURANCE REPORT
                               Debtor(s)              )

A report must be filed for each account or investment maintained by the debtor(s)/trustee.

--------------------------------------------------------------------------------
Insuring Company:              The Hartford Company
--------------------------------------------------------------------------------
Policy Number:                 42RHUUA5210
--------------------------------------------------------------------------------
Type of Coverage:              Umbrella Liability
--------------------------------------------------------------------------------
Amount (Limits) of             $10,000,000
Coverage:
--------------------------------------------------------------------------------
Policy Term:                   From  10/1/01  To 10/1/02
--------------------------------------------------------------------------------
Name, Address and              Kundra Insurance Agency
Telephone Number of Local      P.O. Box 889
Local Agent:                   Centreville, VA  20122
                               (703) 222-3672
--------------------------------------------------------------------------------

              By signing below, the debtor agrees to the following:

A Copy of the policy, declaration page, and paid receipt is attached as Exhibit
"A".

The debtor agrees to immediately submit an updated Insurance Report to the
United States Trustee's office upon the event of any change, renewal, or lapse of coverage.

 Date: February 12, 2002                      /s/ Prabhav V. Maniyar
                                                     Debtor/Trustee

                                                                          FORM 3
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Communications Corporation             CHAPTER 11
                                                       )     Case No.01-25013 DK
                                                       )
                                                       )     INSURANCE REPORT
                               Debtor(s)               )

A report must be filed for each account or investment maintained by the debtor(s)/trustee.

--------------------------------------------------------------------------------
Insuring Company:              The Hartford Company
--------------------------------------------------------------------------------
Policy Number:                 42MSBG8165
--------------------------------------------------------------------------------
Type of Coverage:              Inland Marine
--------------------------------------------------------------------------------
Amount (Limits) of             $6,000,000
Coverage:
--------------------------------------------------------------------------------
Policy Term:                   From  10/1/01  To 10/1/02
--------------------------------------------------------------------------------
Name, Address and              Kundra Insurance Agency
Telephone Number of Local      P.O. Box 889
Local Agent:                   Centreville, VA  20122
                               (703) 222-3672
--------------------------------------------------------------------------------

              By signing below, the debtor agrees to the following:

A Copy of the policy, declaration page, and paid receipt is attached as Exhibit
"A".

The debtor agrees to immediately submit an updated Insurance Report to the
United States Trustee's office upon the event of any change, renewal, or lapse of coverage.

Date: February 12, 2002                        /s/ Prabhav V. Maniyar
                                                      Debtor/Trustee

                                                                          FORM 3
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Communications Corporation             CHAPTER 11
                                                   )         Case No.01-25013 DK
                                                   )
                                                   )         INSURANCE REPORT
                               Debtor(s)           )

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
--------------------------------------------------------------------------------
Insuring Company:              The Hartford Company
--------------------------------------------------------------------------------
Policy Number:                 42WEJS4425
--------------------------------------------------------------------------------
Type of Coverage:              Workers' Compensation and Employers' Liability
--------------------------------------------------------------------------------
Amount (Limits) of             $500,000 / accident
Coverage:                      $1,500,000 aggregate
--------------------------------------------------------------------------------
Policy Term:                   From  10/1/01  To 10/1/02
--------------------------------------------------------------------------------
Name, Address and              Kundra Insurance Agency
Telephone Number of Local      P.O. Box 889
Local Agent:                   Centreville, VA  20122
                               (703) 222-3672
--------------------------------------------------------------------------------

              By signing below, the debtor agrees to the following:

A Copy of the policy, declaration page, and paid receipt is attached as Exhibit
"A".

The debtor agrees to immediately submit an updated Insurance Report to the
United States Trustee's office upon the event of any change, renewal, or lapse of coverage.

Date: February 12, 2002                     /s/ Prabhav V. Maniyar
                                                   Debtor/Trustee

                                                                          FORM 3
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Communications Corporation             CHAPTER 11
                                                       )     Case No.01-25013 DK
                                                       )
                                                       )     INSURANCE REPORT
                               Debtor(s)               )

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
--------------------------------------------------------------------------------
Insuring Company:              National Union Fire Insurance Company
--------------------------------------------------------------------------------
Policy Number:                 473-77-29
--------------------------------------------------------------------------------
Type of Coverage:              Directors' and Officers' Liability
--------------------------------------------------------------------------------
Amount (Limits) of             $10,000,000
Coverage:
--------------------------------------------------------------------------------
Policy Term:                   From  10/20/01  To 10/1/02
--------------------------------------------------------------------------------
Name, Address and              March &McLennan
Telephone Number of Local      1255 23rd Street, N.W.
Local Agent:                   Washington, DC  20036
                               (202) 296 - 8030
--------------------------------------------------------------------------------

              By signing below, the debtor agrees to the following:

A Copy of the policy, declaration page, and paid receipt is attached as Exhibit
"A".

The debtor agrees to immediately submit an updated Insurance Report to the
United States Trustee's office upon the event of any change, renewal, or lapse of coverage.

Date: February 12, 2002                       /s/ Prabhav V. Maniyar
                                                     Debtor/Trustee

                                                                          FORM 3
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Communications Corporation           CHAPTER 11
                                                    )      Case No.01-25013 DK
                                                    )
                                                    )      INSURANCE REPORT
                               Debtor(s)            )

A report  must be  filed  for  each  account  or  investment  maintained  by the debtor(s)/trustee.
--------------------------------------------------------------------------------
Insuring Company:              Executive Risk
--------------------------------------------------------------------------------
Policy Number:                 8166-4341
--------------------------------------------------------------------------------
Type of Coverage:              Employed Lawyer's Liability
--------------------------------------------------------------------------------
Amount (Limits) of             $5,000,000
Coverage:
--------------------------------------------------------------------------------
Policy Term:                   From  10/20/01  To 10/1/02
--------------------------------------------------------------------------------
Name, Address and              March & McLennan
Telephone Number of Local      1255 23rd Street, N.W.
Local Agent:                   Washington, DC  20036
                               (202) 296 - 8030
--------------------------------------------------------------------------------

             By signing below, the debtor agrees to the following:

A Copy of the policy, declaration page, and paid receipt is attached as Exhibit
"A".

The debtor agrees to immediately submit an updated Insurance Report to the
United States Trustee's office upon the event of any change,  renewal,  or lapse of coverage.

Date: February 12, 2002                        /s/ Prabhav V. Maniyar
                                                      Debtor/Trustee

                                                                          FORM 3
                                                                       Continued

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Communications Corporation           CHAPTER 11
                                                    )      Case No.01-25013 DK
                                                    )
                                                    )      INSURANCE REPORT
                               Debtor(s)            )

A report must be filed for each account or investment maintained by the debtor(s)/trustee.
--------------------------------------------------------------------------------
Insuring Company:              CAN Valley Forge Life Insurance
--------------------------------------------------------------------------------
Policy Number:                 VITU06884
--------------------------------------------------------------------------------
Type of Coverage:              Key Employee Life Insurance
--------------------------------------------------------------------------------
Amount (Limits) of             $5,000,000
Coverage:
--------------------------------------------------------------------------------
Policy Term:                   10/28/97 - 10/28/2017
--------------------------------------------------------------------------------
Name, Address and              Kundra Insurance Agency
Telephone Number of Local      P.O. Box 889
Local Agent:                   Centreville, VA  20122
                               (703) 222-3672
--------------------------------------------------------------------------------

          By signing below, the debtor agrees to the following:

A Copy of the policy, declaration page, and paid receipt is attached as Exhibit
"A".

The debtor agrees to immediately submit an updated Insurance Report to the
United States Trustee's office upon the event of any change, renewal, or lapse of coverage.

Date: February 12, 2002                     /s/ Prabhav V. Maniyar
                                                   Debtor/Trustee

                                                                          FORM 4

                       PLACEHOLDER FOR QUARTERLY FEE FORM
   (Original invoice attached to Operating Report-not included in this filing)
              Minimum Quarterly Fee of $250 submitted with report

                                                                          FORM 5

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Communications Corporation           CHAPTER 11
                                                   )       Case No. 01-25013 DK
                                                   )
                                                   )
                      Debtor(s)                    )

                            MONTHLY OPERATING REPORT
             For the Period December 15, 2001 to December 31, 2001

                        FINANCIAL BACKGROUND INFORMATION

1. ACCOUNTING BASIS: Cash _______ Accrual X

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

    Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD 20854 (301) 610-4300

3. EMPLOYEE INFORMATION:

--------------------------------------------------------------------------------
Number of employees paid this period:                   0
--------------------------------------------------------------------------------
Current number of employees:                            0
--------------------------------------------------------------------------------
Gross monthly payroll:                                 -----
--------------------------------------------------------------------------------
Officers, directors, and principals                     0
--------------------------------------------------------------------------------
Other employees                                         0
--------------------------------------------------------------------------------
All post-petition payroll obligations
including payroll taxes are current                     YES
(Circle One)
--------------------------------------------------------------------------------

Exceptions:                                      _______________________________

                                                 _______________________________

--------------------------------------------------------------------------------

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESSor STATUS OF
OPERATIONS since the last reporting period? Yes/No If yes, explain:

   __NO.__________________________________________________

5. Are all BUSINESS LICENSES or BONDS current?             YES

6. PRE-PETITION ACCOUNTS RECEIVABLE:
--------------------------------------------------------------------------------
A.  Beginning Balance (previous month's
    ending balance)                                      $ -
--------------------------------------------------------------------------------
B.  Collected this Period                                $ -
================================================================================
C.  Ending Balance (A plus B minus C)                    $ -
================================================================================

7. POST-PETITION ACCOUNTS RECEIVABLE:
--------------------------------------------------------------------------------
A. Beginning Balance (previous month's
ending balance)                                          $ -
--------------------------------------------------------------------------------
B. Incurred this Period                                  $ -
--------------------------------------------------------------------------------
C. Collected this Period                                 $ -
================================================================================
D. Ending Balance (A plus B minus C)                     $ -
================================================================================

Ending Balance Aging:

0-30 Days: $ ____________ 31-60 Days: $______________ Over 60 Days: ____________

If there are any post-petition Accounts Receivable over 60 days, provide
Schedule AR giving a listing of such accounts and explaining the
delinquencies.                 Not Applicable

8. POST-PETITION ACCOUNTS PAYABLE:
--------------------------------------------------------------------------------
A.  Beginning Balance (previous month's
    ending balance)                                     $ -
--------------------------------------------------------------------------------
B. Incurred this Period                                 ---
--------------------------------------------------------------------------------
C. Pay this Period                                      ---
================================================================================
D. Ending Balance (A plus B minus C)*                   $ -
================================================================================

Ending Balance Aging:

0-30 Days: $ ____________31-60 Days: $ ______________Over 60 Days: _____________

If there are any post-petition Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explaining the
delinquencies.                  Not applicable

(1) Does not include approximately $69,000,000 in intercompany accounts payable incurred in the Pre-petition period.

9. TAXES: Are all taxes being paid to the proper taxing authorities when
due?                                    YES (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) No taxes relating to Post-Petition activity became due and payable during the period ending December 31, 2001.

10. BANK ACCOUNTS: Have you changed banks or any other financial institution during this period? NO

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all all current? YES

12. INSURANCE: Policy expiration dates:
--------------------------------------------------------------------------------
Auto and truck         10/1/2002        Liability               10/1/2002
--------------------------------------------------------------------------------
Fire                   10/1/2002        Workers Comp.           10/1/2002
--------------------------------------------------------------------------------
D&O Insurance      10/1/2002
--------------------------------------------------------------------------------

13. ACTIONS OF DEBTOR: During the last month, did the Debtor:
(a)     Fail to defend or opposed any action  seeking to dispossess  the debtor from  control  or  custody  of any  asset of the  estate?  NO

     OR consent to relief from the automatic stay (S362)?  YES
               If yes, explain: To the limited extent provided in the interim
               DIP order (attached).

(b)     Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor? YES

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein ( including sales by creditors)?  NO

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets: None

Type of Motion          Brief Description of Asset              Projected Income
--------------          --------------------------              ----------------
                                                                 $
_______________         __________________________              ________________
                                                                 $
_______________         __________________________              ________________
                                                                 $
_______________         __________________________              ________________
                                                                 $
_______________         __________________________              ________________

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached.  NO

15. PAYMENTS TO SECURED CREDITORS during Reporting Period: None
================================================================================
Creditor   Frequency        Amount of Each      Next Payment    Post-Petition
           of Amount of         Payment              Due        Payments not
            Payments                                            Made: Numbers
           per Contract                                         and Amounts
===============================================================================
                           $                    /       /

--------------------------------------------------------------------------------
                           $                    /       /

--------------------------------------------------------------------------------
                           $                    /       /

--------------------------------------------------------------------------------
                           $                    /       /

--------------------------------------------------------------------------------

16. PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during Reporting Period:        None

Professional                    Service                 Projected Income

                                                        $
--------------------------------------------------------------------------------
                                                        $
--------------------------------------------------------------------------------
                                                        $
--------------------------------------------------------------------------------
                                                        $
--------------------------------------------------------------------------------

Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17. QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

                                 Monthly Disbursements:
-------------------------------------------------------------------------------
Month 1 ( current quarter               None
--------------------------------------------------------------------------------
Month 2 ( current quarter)              $
--------------------------------------------------------------------------------
Month 3 ( current quarter)              $
================================================================================
Total                                   $
--------------------------------------------------------------------------------

                          Quarterly Fee Paid $ 250.00

18. VERIFICATION
    I declare under penalty of perjury that the information contained in this
    Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated:  February 12, 2002    DEBTOR IN POSSESSION
                                    By:          Prabhav  Maniyar
                                    Name/Title:  Chief  Financial  Officer,
                                                 Director and Secretary
                                    Address:     1151 Seven Locks Road
                                                 Potomac, MD  20854
                                    Telephone:   (301) 610-4300

                                    /s/ Prabhav V. Maniyar

        REMINDER: Attach copies of debtor in possession bank statements.

                                                                          FORM 6

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Communications Corporation            CHAPTER 11
                                                         )  Case No. 01-25013 DK
                                                         )
                                                         )

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                        (Business Debtor, Accrual Basis)
                  Period December 15, 2001 to December 31, 2001
                (All figures refer to post-petition transactions)

                                     This Month                Year to Date
================================================================================
A. TOTAL SALES/INCOME               $    -                     $        -
--------------------------------------------------------------------------------
COST OF SALES:
--------------------------------------------------------------------------------
      Purchases of Inventory        $    -                     $        -
--------------------------------------------------------------------------------
      Purchased Services            $    -                     $        -
--------------------------------------------------------------------------------
      Other: (Identify)             $    -                     $        -
--------------------------------------------------------------------------------
_______________________
--------------------------------------------------------------------------------
B. SUBTOTAL Cost of Sales          $    -                     $        -
--------------------------------------------------------------------------------
C. GROSS PROFIT (A - B)            $    -                     $        -
--------------------------------------------------------------------------------
OPERATING EXPENSES:
--------------------------------------------------------------------------------
     Officer Salaries
--------------------------------------------------------------------------------
     Other Employee Salaries
--------------------------------------------------------------------------------
     Taxes (Payroll)
--------------------------------------------------------------------------------
     Employee Benefits
     Advertising
--------------------------------------------------------------------------------
     Auto Expenses
--------------------------------------------------------------------------------
     Entertainment
--------------------------------------------------------------------------------
     Insurance (Real Estate)
--------------------------------------------------------------------------------
     Insurance (Other)
--------------------------------------------------------------------------------
     Interest
--------------------------------------------------------------------------------
     Leases (Other than Rent)
--------------------------------------------------------------------------------
     Outside Services & Contractors
--------------------------------------------------------------------------------
     Professional Fees (Atty. Acct.)   $ 635.03                $ 635.03
--------------------------------------------------------------------------------
     Rent
--------------------------------------------------------------------------------
     Repairs & Maintenance
--------------------------------------------------------------------------------
     Supplies
--------------------------------------------------------------------------------
     Taxes (Real Property)
--------------------------------------------------------------------------------
     Taxes (Other)
--------------------------------------------------------------------------------
     Telephone
--------------------------------------------------------------------------------
     Travel
--------------------------------------------------------------------------------
     Other Operating Expenses
     (Identify)
--------------------------------------------------------------------------------
     Taxes (Payroll)
--------------------------------------------------------------------------------
      ________________________

--------------------------------------------------------------------------------
      ________________________

--------------------------------------------------------------------------------
      ________________________
--------------------------------------------------------------------------------

D.  SUBTOTAL Operating Expenses       $ 635.03                 $ 635.03
--------------------------------------------------------------------------------
E.  PROFIT/LOSS FROM OPERATION        $ (635.03)               $ (635.03)
    (C-D)
--------------------------------------------------------------------------------
Other Income (Expenses)
--------------------------------------------------------------------------------
     Interest (1)                     $ (219,451.38)            $ (219,451.38)
--------------------------------------------------------------------------------
     Amortization                     $ (29,030.50)             $ (29,030.50)
--------------------------------------------------------------------------------
     ________________________         $
--------------------------------------------------------------------------------
F. SUBTOTAL Other Income (Expenses)   $ (248,481.88)            $ (248,481.88)
--------------------------------------------------------------------------------
G. Income Tax Expense          $
--------------------------------------------------------------------------------
H. Income Tax Expense          $
================================================================================
I. NET INCOME (LOSS) (E+F+G-H)        $ (249,116.91)            $ (249,116.91)
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
      Reconciliation Reports) or a standard Statement of Sources and Uses of
      Cash to this Report.

(1) Accrual of Post-Petition interest on NTFC vendor financing arrangement provided that NTFC is over-secured.

     Case Number 01-25013 Debtor: Startec Global Communications Corporation
                       SCHEDULE AR (Accounts Receivable)
                             As of December 31, 2001
                      (List Post-Petition Receivables Only)

NOT APPLICABLE TO DEBTOR BASED ON THE FACT THAT THE POST PETITION PERIOD
INCLUDES ONLY 17 DAYS AT 12/31/01.
================================================================================
Debtor (Due From)    Total Due    Date Incurred       Past Due      Past Due
                                                      31-60 Days    Over 60 Days
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

     Case Number 01-25013 Debtor: Startec Global Communications Corporation
                         SCHEDULE AP (Accounts Payable)
                             As of December 31, 2001
                       (List Post-Petition Payables Only)

NOT APPLICABLE TO DEBTOR BASED ON THE FACT THAT THE POST PETITION PERIOD
INCLUDES ONLY 17 DAYS AT 12/31/01.

Debtor (Due To)     Total Due       Date Incurred     Past Due        Past Due
                                                     31-60 Days     Over 60 Days
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 7

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Communications Corporation            CHAPTER 11
                                                        )   Case No. 01-25013 DK
                                                        )
                                                        )

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                          (Business Debtor, Cash Basis)
              For the Period December 15, 2001 - December 31, 2001
                (All figures refer to post-petition transactions)

NOT APPLICABLE TO DEBTOR

                                               This Month           Year to Date
================================================================================
A. TOTAL SALES/INCOME                               $
--------------------------------------------------------------------------------
COST OF SALES:
--------------------------------------------------------------------------------
     Purchases of Inventory                         $
--------------------------------------------------------------------------------
     Purchased Services                             $
--------------------------------------------------------------------------------
     Other: (Identify)                              $
--------------------------------------------------------------------------------
      _______________________                       $
--------------------------------------------------------------------------------
B. SUBTOTAL Cost of Sales                         - $
--------------------------------------------------------------------------------
C.  GROSS PROFIT (A - B)                          = $
--------------------------------------------------------------------------------
OPERATING EXPENSES:
--------------------------------------------------------------------------------
      Officer Salaries                              $
--------------------------------------------------------------------------------
      Other Employee Salaries                       $
--------------------------------------------------------------------------------
      Taxes (Payroll)                               $
--------------------------------------------------------------------------------
      Employee Benefits                             $
--------------------------------------------------------------------------------
      Advertising                                   $
--------------------------------------------------------------------------------
      Auto Expenses                                 $
--------------------------------------------------------------------------------
      Entertainment                                 $
--------------------------------------------------------------------------------
      Insurance (Real Estate)                       $
--------------------------------------------------------------------------------
      Insurance (Other)                             $
--------------------------------------------------------------------------------
      Interest                                      $
================================================================================
     Leases (Other than Rent)                       $
--------------------------------------------------------------------------------
     Outside Services & Contractors                 $
--------------------------------------------------------------------------------
     Professional Fees (Atty. Acct.)                $
--------------------------------------------------------------------------------
     Rent                                           $
--------------------------------------------------------------------------------
     Repairs & Maintenance                          $
--------------------------------------------------------------------------------
     Supplies                                       $
--------------------------------------------------------------------------------
     Taxes (Real Property)                          $
--------------------------------------------------------------------------------
     Taxes (Other)                                  $
--------------------------------------------------------------------------------
     Telephone                                      $
--------------------------------------------------------------------------------
     Travel                                         $
--------------------------------------------------------------------------------
     Other Operating Expenses (Identify)            $
--------------------------------------------------------------------------------
     Taxes (Payroll)                                $
--------------------------------------------------------------------------------
      ________________________                      $
--------------------------------------------------------------------------------
      ________________________                      $
--------------------------------------------------------------------------------
      ________________________                      $
--------------------------------------------------------------------------------
D.  SUBTOTAL Operating Expenses                     -$
--------------------------------------------------------------------------------
E.  PROFIT/LOSS FROM OPERATION                      =$
    (C-D)
--------------------------------------------------------------------------------
Other Income (Expenses)
--------------------------------------------------------------------------------
     Interest*                                      $
--------------------------------------------------------------------------------
     ________________________                       $
--------------------------------------------------------------------------------
     ________________________                       $
--------------------------------------------------------------------------------
F. SUBTOTAL Other Income (Expenses)                 =$
--------------------------------------------------------------------------------
G. Income Tax Expense                               $
--------------------------------------------------------------------------------
H. Income Tax Expense                               $
================================================================================
I. NET INCOME (LOSS) (E+F-G-H)                      $
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
      Reconciliation Reports) or a standard Statement of Sources and Uses of
      Cash to this Report.

*The debtor had over-provided for interest on unsecured debt in the pre-petition period. The reversal of the entry is shown as income in the post petition period.

Case Number ____________________  Debtor ____________________
                                  SCHEDULE AR (Accounts Receivable)
                                           As of _____________________
                                           (List Post-Petition Receivables Only)

Debtor (Due From)     Total Due     Date Incurred    Past Due       Past Due
                                                     31-60 Days     Over 60 Days
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
      Reconciliation Reports) or a standard Statement of Sources and Uses of
      Cash to this Report.

                                                                          FORM 8

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Communications Corporation   )         CHAPTER 11
                                                    )         Case N01-25013
                                                    )
                           Debtors (s)              )

                           CASH RECONCILIATION REPORT
                                Operating Account
                        (Business Debtor, Accrual Basis)

                     Period December 15 to December 31, 2001
                (All figures refer to post-petition transactions)

                                         Operating Account            Totals
================================================================================
A. Beginning Cash Balance from
   Balance Sheet                                                  $     1,887.00
--------------------------------------------------------------------------------
B. Net Income for month                                           +$(249,116.91)
--------------------------------------------------------------------------------
Expenses not requiring cash:
--------------------------------------------------------------------------------
       Depreciation                     $  29,030.50
--------------------------------------------------------------------------------
       Interest                         $  219,460.96
--------------------------------------------------------------------------------
C. SUBTOTAL Expenses Not Requiring Cash                            +$ 248,491.46
--------------------------------------------------------------------------------
D. Total Cash from Operations (A+B+C)                              =$   1,261.55
--------------------------------------------------------------------------------
Other Sources/Uses of Cash:
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Accounts Receivable              $
--------------------------------------------------------------------------------
       Decrease (Incr) - Inventory      $
--------------------------------------------------------------------------------
       Decrease (Incr) - Equipment      $
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Furniture & Fixtures           $
--------------------------------------------------------------------------------
       Decrease (Incr) -
       Deferred financing fees          $
--------------------------------------------------------------------------------
       Decrease (Incr) -
       ____________________             $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Expenses                 $  635.03
--------------------------------------------------------------------------------
       Increase (Decr) -
       Intercompany Payable             $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued P/R Taxes                $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Prof. Fees               $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Rent                     $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Salaries                 $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Accrued Sales Tax                $
--------------------------------------------------------------------------------
       Increase (Decr) -
       Notes Payable Taxes              $
--------------------------------------------------------------------------------
       Increase (Decr) -                $
--------------------------------------------------------------------------------
       Increase (Decr) -                $
--------------------------------------------------------------------------------
       (Less) Unrecorded Bank
       Service Charges                  $
--------------------------------------------------------------------------------
E. Subtotal Other Sources/Uses
   of Cash                                                          +$ 635.03
================================================================================
F. Ending Cash Balance (D+E)                                        =$ 1,896.58
--------------------------------------------------------------------------------
       Ending Balance per Bank Statement                            $ 543.34
--------------------------------------------------------------------------------
       Ending Balance per Bank Statement                                1,353.04
--------------------------------------------------------------------------------
       Less Outstanding Checks         -$
--------------------------------------------------------------------------------
       Add Deposits in Transit         +$
--------------------------------------------------------------------------------
G. RECONCILED BANK BALANCE                                          =$ 1,896.38
================================================================================
    Ending Cash Balance (F) and Reconciled Bank Balance (G) Should be Equal.

                            Attach Bank Statements.

                                                                          FORM 9

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Communications Corporation      )     CHAPTER 11
                                                       )     Case N01-25013
                                                       )
                           Debtors (s)                 )

                           CASH RECONCILIATION REPORT
                            Payroll and Tax Accounts
                        (Business Debtor, Accrual Basis)

                     Period December 15 to December 31, 2001
                (All figures refer to post-petition transactions)

NOT APPLICABLE TO DEBTOR
                                            Payroll Account          Tax Account
================================================================================
A. Beginning Cash Balance from
   Balance Sheet                                $                       $
--------------------------------------------------------------------------------
B. Cash Receipts                                +$                      +$
--------------------------------------------------------------------------------
C. Transfers from Operating Accounts            +$                      +$
--------------------------------------------------------------------------------
D. Other:                                       +$                      +$
--------------------------------------------------------------------------------
E. Other:                                       +$                      +$
--------------------------------------------------------------------------------
F. TOTAL CASH RECEIPTS (A+B+C+D+E)              =$                      =$
--------------------------------------------------------------------------------
G. Cash Available $ $
--------------------------------------------------------------------------------
Cash Disbursements:
--------------------------------------------------------------------------------
       Gross Payroll for this Period            -$
--------------------------------------------------------------------------------
       Employee Benefits Paid                   -$                      -$
--------------------------------------------------------------------------------
       Net Payroll Paid                         -$                      -$
--------------------------------------------------------------------------------
       Transfers to Tax Account                 -$                      -$
--------------------------------------------------------------------------------
       Taxes Deposited/pd During Period:        -$                      -$
--------------------------------------------------------------------------------
       Employees Share of FICA Tax              -$                      -$
--------------------------------------------------------------------------------
       Employer's Share of FICA Tax             -$                      -$
--------------------------------------------------------------------------------
       Employees' Federal Income Tax            -$                      -$
--------------------------------------------------------------------------------
       Employees' State Income Tax              -$                      -$
--------------------------------------------------------------------------------

                                           Payroll Account           Tax Account
================================================================================
       Unemployment Tax                         -$                      -$
--------------------------------------------------------------------------------
       Unrecorded Bank Service Charges          -$                      -$
--------------------------------------------------------------------------------
       Other:                                   -$                      -$
--------------------------------------------------------------------------------
H. SUBTOTAL Disbursements                       -$                      -$
--------------------------------------------------------------------------------
I. Ending Cash Balance (F+G-H)                  $ -                     $ -
================================================================================
       Ending Balance per Bank Statement        +$                      $
--------------------------------------------------------------------------------
       Less Outstanding Checks                  -$
--------------------------------------------------------------------------------
       Add Deposits in Transit                  +$
--------------------------------------------------------------------------------
J. RECONCILED BANK BALANCE                      =$ -                    =$ -
================================================================================

    Ending Cash Balance (I) and Reconciled Bank Balance (J) Should be Equal.

                             Attach Bank Statements.

                                                                         FORM 10

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:Startec Global Communications Corporation     )        CHAPTER 11
                                                    )        Case No.01-25013 DK
                                                    )
                                                    )

                                  BALANCE SHEET
                             As of December 31, 2001

                                            Asset                   Total
================================================================================
Current Assets:
--------------------------------------------------------------------------------
     Cash                                 $ 1,896
--------------------------------------------------------------------------------
     Pre-Petition Acct. Receivables
--------------------------------------------------------------------------------
     Post-Petition Acct. Receivables
--------------------------------------------------------------------------------
     Receivables from Officers,
     Employees, Affiliates
--------------------------------------------------------------------------------
     Notes Receivables Stocks
--------------------------------------------------------------------------------
     Inventory
--------------------------------------------------------------------------------
     Other Current Assets:                $ 34,224
================================================================================
A.  SUBTOTAL Current Assets                                        $ 36,120
================================================================================
Fixed Assets:
--------------------------------------------------------------------------------
     Land
--------------------------------------------------------------------------------
     Building
--------------------------------------------------------------------------------
     Equipment, Furniture &
     Fixtures
--------------------------------------------------------------------------------
     Less:  Accumulated Depreciation
================================================================================
B.  SUBTOTAL Fixed Assets                                          $ -
================================================================================
Other Assets:  (Identify)
--------------------------------------------------------------------------------
     Investments                         $ 1,918,393
--------------------------------------------------------------------------------
     Pledged securities                  $ 5,882
--------------------------------------------------------------------------------
     Deferred financing fees             $ 4,586,672
--------------------------------------------------------------------------------
     Investment in affiliates (1)        $ 226,119,148
--------------------------------------------------------------------------------
C.  SUBTOTAL  Other Assets                                         $ 232,630,095
================================================================================
D.  TOTAL ASSETS (A+B+C)                                           $ 232,666,215
================================================================================

                                          Liability             Total
================================================================================
Post-Petition Liabilities:
--------------------------------------------------------------------------------
     Accounts Payable
--------------------------------------------------------------------------------
     Notes Payable
--------------------------------------------------------------------------------
     Rent and Leases Payable
--------------------------------------------------------------------------------
     Taxes Payable
--------------------------------------------------------------------------------
     Accrued interest on secured debt    $ 164,933
--------------------------------------------------------------------------------
E.  SUBTOTAL Post-Petition Liabilities                         $ 164,933
--------------------------------------------------------------------------------
Pre-Petition Liabilities:
--------------------------------------------------------------------------------
     Priority Claims                     $ -
--------------------------------------------------------------------------------
     Intercompany payable                $ 69,156,193
--------------------------------------------------------------------------------
     Secured Debts                       $ 39,904,223
--------------------------------------------------------------------------------
     Unsecured Debts                     $ 169,027,027
================================================================================
F.  SUBTOTAL Pre-Petition Liabilities                          $ 278,087,443
================================================================================
Stockholders' Equity (Deficit):
--------------------------------------------------------------------------------
     Common Stock                        $ 165,533
--------------------------------------------------------------------------------
     Unearned Compensation               $ (95,732)
--------------------------------------------------------------------------------
     Additional Paid-in Capital          $ 133,729,414
--------------------------------------------------------------------------------
     Retained Earnings (deficit):
           Pre-Petition                  $ (179,136,259)
--------------------------------------------------------------------------------
           Post-Petition                 $ (249,117)
================================================================================
G   SUBTOTAL Stockholder's Equity                              $ (45,586,161)
================================================================================
H.  TOTAL LIABILITIES AND STOCKHOLDERS'
    EQUITY (E+F+G)                                             $ 232,666,215
================================================================================

(1) Represents the carrying value of investment in affiliates. Does not include any adjustments to reflect current market value and/or the equity in income or loss of affiliates.

                                                                         FORM 11

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:Startec Global Communications Corporation       )      CHAPTER 11
                                                      )      Case No.01-25013 DK
                                                      )
                                                      )

                       BALANCE SHEET - NON BUSINESS DEBTOR
                             As of December 31, 2001

NOT APPLICABLE TO DEBTOR

                                                 Asset                  Total
================================================================================
Current Assets:
--------------------------------------------------------------------------------
     Cash                                        $ -
--------------------------------------------------------------------------------
     Pre-Petition Acct. Receivables
--------------------------------------------------------------------------------
     Post-Petition Acct. Receivables
--------------------------------------------------------------------------------
     Allowance for Doubtful Accounts
--------------------------------------------------------------------------------
     Receivables from Officers,
     Employees, Affiliates
--------------------------------------------------------------------------------
     Notes Receivables Stocks
--------------------------------------------------------------------------------
     Inventory
--------------------------------------------------------------------------------
     Other Current Assets:
================================================================================
A.  SUBTOTAL Current Assets                                             $ -
================================================================================
Fixed Assets:
--------------------------------------------------------------------------------
     Land
--------------------------------------------------------------------------------
     Building
--------------------------------------------------------------------------------
     Equipment, Furniture & Fixtures
--------------------------------------------------------------------------------
     Less:  Accumulated Depreciation
--------------------------------------------------------------------------------
B.  SUBTOTAL Fixed Assets                                               $ -
--------------------------------------------------------------------------------
Other Assets:  (Identify)
================================================================================
C.  SUBTOTAL  Other Assets                                              $ -
================================================================================
D.  TOTAL ASSETS (A+B+C)                                                $ -
================================================================================

                                           Liability                Total
================================================================================
Post-Petition Liabilities:
--------------------------------------------------------------------------------
     Accounts Payable
--------------------------------------------------------------------------------
     Accrued Expenses
--------------------------------------------------------------------------------
     Rent and Leases Payable
--------------------------------------------------------------------------------
     Taxes Payable
--------------------------------------------------------------------------------
     Accrued interest
--------------------------------------------------------------------------------
     Other:
--------------------------------------------------------------------------------
           x
--------------------------------------------------------------------------------
           x
--------------------------------------------------------------------------------
           x
================================================================================
E.  SUBTOTAL Post-Petition Liabilities                                  $ -
================================================================================
Pre-Petition Liabilities:
--------------------------------------------------------------------------------
     Priority Claims
--------------------------------------------------------------------------------
     Secured Debts
--------------------------------------------------------------------------------
     Unsecured Debts
================================================================================
F.  SUBTOTAL Pre-Petition Liabilities                                   $ -
================================================================================
Stockholders' Equity (Deficit):
--------------------------------------------------------------------------------
     Common Stock
--------------------------------------------------------------------------------
     Additional Paid-in Capital
--------------------------------------------------------------------------------
     Retained Earnings (deficit):
--------------------------------------------------------------------------------
           Pre-Petition
--------------------------------------------------------------------------------
           Post-Petition
================================================================================
G.  SUBTOTAL Stockholders' Equity                                      $ -
================================================================================
H.  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (E+F+G)                 $ -
================================================================================

                                                                         FORM 12

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:   Startec Global Communications Corporation      )    CHAPTER 11
                                                        )    Case No.01-25013 DK
                                                        )
                                                        )

                        Cash Disbursements Summary Report
                  Period December 15, 2001 to December 31, 2001

--------------------------------------------------------------------------------
Total Disbursements from Operating Account  (Note 1)                      $ -
--------------------------------------------------------------------------------
Total Disbursements from Payroll Account  (Note 2)                        $ -
--------------------------------------------------------------------------------
Total Disbursements from Tax Escrow Account  (Note 3)                     $ -
--------------------------------------------------------------------------------
Total Disbursements from other Account  (Note 4)                          $ -
================================================================================
Grand Total Disbursements from all Accounts                               $ -
================================================================================

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other  withdrawal  from the general  operating  account.  Exclude  only transfers  to the  debtor in  possession  payroll  account,  the  debtor in possession tax escrow  account or other debtor in possession  account where the disbursement will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other  withdrawal from the payroll  account.  Exclude only transfers to the debtor in possession  operating  account,  the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the  debtor in  possession  operating  account,  the  debtor in  possession
     payroll   account  or  other  debtor  in   possession   account  where  the
     disbursement will be listed on this report.

NOTE 4 - Include  in this  amount  any other  disbursements  made by the  debtor including  (but not  limited  to) cash paid from a petty  cash fund or cash register,  amounts paid from any other debtor in  possession  account,  and amounts  paid  from the  accounts  of others on the  debtor's  behalf  (for example, disbursements made from a law firm's escrow account as a result of a sale of property.)